TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE

Summary Prospectus

March 1, 2010

Class	CLASS I2
& Ticker	Not Applicable

This summary prospectus is designed to provide shareholders with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at http://www.transamericafunds.com/prospectus. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The fund’s prospectus and statement of information, dated March 1, 2010, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this summary prospectus.

Investment Objective: Seeks capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There are no sales charges (load) or other transaction fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.92%
Distribution and service (12b-1) fees	None
Other expenses	0.06%
Total annual fund operating expenses	0.98%
Expense reduction[a]	0.00%
Total annual fund operating expenses after expense reduction	0.98%
a

Contractual arrangements have been made with the fund’s investment adviser, Transamerica Asset Management, Inc. (“TAM”), through March 1, 2011, to waive fees and/or reimburse fund expenses to the extent that the fund’s total operating expenses exceed 1.15%, excluding extraordinary expenses. TAM is entitled to reimbursement by the fund of fees waived or expenses reduced during any of the previous 36 months if on any day the estimated annualized fund operating expenses are less than the cap, excluding extraordinary expenses. The expense cap may be terminated by the fund’s Board of Trustees at any time.

Example: This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000. The Example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
I2	$100	$312	$542	$1,201

Portfolio Turnover: The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund performance. During the most recent fiscal year, the portfolio turnover rate was 110% of the average value of the fund's portfolio.

Principal Investment Strategies: The fund’s sub-adviser, OppenheimerFunds, Inc. (“Oppenheimer”), invests, under normal circumstances, at least 80% of the fund’s net assets in equity securities of small-cap and mid-cap domestic and foreign issuers. The fund focuses on stocks of U.S. issuers having a market capitalization up to $13 billion. The fund considers small cap stocks to be stocks of issuers having a market capitalization under $3 billion and mid cap stocks to be stocks of issuers having a market capitalization between $3 billion and $13 billion. The fund has no fixed ratio for small cap and mid cap stocks in its portfolio, and while its focus is on stocks of U.S. companies, it may invest in stocks of small and mid cap foreign issuers as well. The fund emphasizes investment in equity securities of companies that Oppenheimer believes are undervalued in the marketplace.

In selecting securities for purchase or sale by the fund, Oppenheimer uses a “value” approach to investing. The fund’s portfolio manager searches for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company’s book value, sales, earnings, growth potential and cash flows. The portfolio manager selects securities one at a time, looking primarily at individual companies against the context of broad markets. This is called a “bottom up” approach, and the portfolio manager uses fundamental company analysis to focus on particular companies before considering industry trends. The portfolio manager considers the following factors in assessing a company’s prospects: favorable supply/demand conditions for key products; development of new products or businesses; quality of management; competitive position in the marketplace; and allocation of capital.

The fund may also invest in preferred stocks and securities convertible into common stocks. The fund can buy and sell futures contracts, put and call options, forward contracts and other derivatives. Some derivatives strategies could hedge the fund’s portfolio against price fluctuations. Other strategies would tend to increase the fund’s exposure to the securities market. Forward contracts could be used to try to manage foreign currency risks on the fund’s foreign investments. The fund may also invest in unseasoned companies and illiquid restricted securities. The fund may have a high portfolio turnover rate.

The fund may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the fund may take temporary defensive positions in cash and short-term debt securities without limit.

Principal Risks: The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the fund. You may lose money if you invest in this fund.

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Convertible Securities – The market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

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Currency – When the fund invests in securities denominated in foreign currencies, the fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.

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Currency Hedging – The fund may hedge its currency risk, using currency futures, forwards or options. However, these instruments may not always work as intended, and a fund may be worse off than if it had not used a hedging instrument.

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Defensive Investing – Short-term debt securities held by the fund for defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for defensive investing purposes, it will be more difficult for the fund to achieve its objective.

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Derivatives – Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. The fund's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

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Fixed-Income Securities – The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

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Foreign Securities – Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.

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Increase in Expenses – Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

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Liquidity – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

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Market – The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The fund may experience a substantial or complete loss on any individual security.

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Portfolio Selection – The sub-adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.

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Portfolio Turnover – The fund's investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in a correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the fund's performance.

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Preferred Stock – Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

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Small- or Medium-Sized Companies – Small-or medium sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.

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Stocks – Stocks may be volatile – their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.

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Value Investing – The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Performance: The bar chart and the table below provide some indication of the risk of investing in the fund by showing you how the fund’s performance has varied from year to year, and how the fund’s Class I2 average annual total returns for different periods compare to the returns of a broad measure of market performance. The table shows average annual total returns for Class I2 shares of the fund. As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamericafunds.com or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31)

Class I2 Shares	Quarter Ended	Return
Best Quarter:	06/30/2009	23.01%
Worst Quarter:	12/31/2008	-30.46%

Average Annual Total Returns (periods ended December 31, 2009)1

	1 Year	10 Years or Inception[2]
Return before taxes	45.02%	-2.07%
Return after taxes on distributions[3]	44.92%	-2.87%
Return after taxes on distributions and sale of fund shares[3]	29.40%	-2.03%
Russell 2500® Value Index (reflects no deduction for fees, expenses or taxes)	27.68%	-2.68%

[1]

Actual returns may depend on the investor’s individual tax situation. After-tax returns may not be relevant if the investment is made through a tax-exempt or tax-deferred account, such as a 401(k) plan.

[2]	Class I2 commenced operations on August 1, 2006.

[3]	The after-tax returns are calculated using the historic highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Management:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	OppenheimerFunds, Inc.

Portfolio Manager:

John Damian, Portfolio Manager since 2006

Purchase and Sale of Fund Shares: Class I2 shares of the fund are currently primarily offered for investment in certain funds of funds (also referred to as “strategic asset allocation funds”). Class I2 shares of the fund are also made available to other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and unaffiliated funds, high net worth individuals, and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Investors who received Class I2 shares in connection with the reorganization of a Transamerica Premier Fund into a Transamerica Fund may continue to invest in Class I2 shares of that Transamerica Fund, but may not open new accounts. You buy and redeem shares at the fund’s next-determined net asset value (NAV) after receipt of your request in good order.

Tax Information: Fund distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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